EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement No. 333-61520 on Form S-8, dated May 23, 2001

(2)	Registration Statement No. 333-121420 on Form S-8, dated December 17, 2004

(3)	Registration Statement No. 333-125297 on Form S-8, dated May 27, 2005

(4)	Registration Statement No. 333-127991 on Form S-8, dated August 31, 2005

(5)	Registration Statement No. 333-132820 on Form S-8, dated March 29, 2006

(6)	Registration Statement No. 333-135519 on Form S-8, dated June 30, 2006

(7)	Registration Statement No. 333-135521 on Form S-8, dated June 30, 2006

(8)	Registration Statement No. 333-136731 on Form S-8, dated August 18, 2006

(9)	Registration Statement No. 333-147419 on Form S-8, dated November 15, 2007

(10)	Registration Statement No. 333-147421 on Form S-8, dated November 15, 2007

(11)	Registration Statement No. 333-149967 on Form S-8, dated March 28, 2008

(12)	Registration Statement No. 333-156266 on Form S-8, dated December 18, 2008

(13)	Registration Statement No. 333-156267 on Form S-8, dated December 18, 2008

(14)	Registration Statement No. 333-161164 on Form S-8, dated August 7, 2009

(15)	Registration Statement No. 333-165460 on Form S-8, dated March 12, 2010

(16)	Registration Statement No. 333-168688 on Form S-8, dated August 9, 2010

(17)	Registration Statement No. 333-172430 on Form S-8, dated February 25, 2011

(18)	Registration Statement No. 333-176148 on Form S-8, dated August 8, 2011

(19)	Registration Statement No. 333-179653 on Form S-8, dated February 23, 2012

(20)	Registration Statement No. 333-183120 on Form S-8, dated August 7, 2012, amended by Post-Effective Amendment No. 1 dated February 16, 2018, and amended by Post-Effective Amendment No. 2 dated February 14, 2020

(21)	Registration Statement No. 333-186784 on Form S-8, dated February 21, 2013

(22)	Registration Statement No. 333-196332 on Form S-8, dated May 28, 2014

(23)	Registration Statement No. 333-201399 on Form S-8, dated January 8, 2015

(24)	Registration Statement No. 333-202181 on Form S-8, dated February 19, 2015

(25)	Registration Statement No. 333-209583 on Form S-8, dated February 18, 2016

(26)	Registration Statement No. 333-223069 on Form S-8, dated February 16, 2018, and amended by Post-Effective Amendment No. 1 dated February 14, 2020

(27)	Registration Statement No. 333-240235 on Form S-8, dated July 31, 2020

(28)	Registration Statement No. 333-249751 on Form S-3ASR, dated October 30, 2020

(29)	Registration Statement No. 333-253686 on Form S-8, dated March 1, 2021

(30)	Registration Statement No. 333-253689 on Form S-8, dated March 1, 2021 of our reports dated February 16, 2022, with respect to the consolidated financial statements and schedule of Citrix Systems, Inc., and the effectiveness of internal control over financial reporting of Citrix Systems, Inc., included in this Annual Report (Form 10-K) of Citrix Systems, Inc. for the year ended December 31, 2021.

/s/ Ernst & Young LLP
Boca Raton, Florida
February 16, 2022